 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): May 18, 2023

LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2140 LAKE PARK BLVD.,
RICHARDSON, Texas 75080
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (972)497-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 18, 2023, the Company held its Annual Meeting. During this meeting, the Company’s stockholders were asked to consider and vote upon four proposals: (1) the election of one Class III Director to the Board of Directors to serve for a two-year term, which expires at the annual meeting of stockholders in 2025 and the election of three Class I Directors to the Board of Directors to serve for a three-year term, which expires at the annual meeting of stockholders in 2026; (2) an advisory vote to approve the compensation of the Company’s named executive officers; (3) an advisory vote to approve the frequency of future advisory votes on the compensation of the Company’s named executive officers; and (4) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year.

On the record date of March 28, 2023, there were 35,497,453 shares of the Company’s common stock issued and outstanding and entitled to be voted at the Annual Meeting. For each proposal, the results of the stockholder voting were as follows:

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
1. Election of a director nominee to serve as a Class III director, for a term that expires at the annual meeting of stockholders in 2025
Janet K. Cooper	27,817,047	1,244,551	8,432	3,684,512
Election of director nominees to serve as Class I directors, for a term that expires at the annual meeting of stockholders in 2026
John W. Norris, III	28,357,725	704,694	7,611	3,684,512
Karen H. Quintos	28,779,190	280,350	10,490	3,684,512
Shane D. Wall	28,607,816	452,155	10,059	3,684,512

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
2. Advisory vote on the compensation of the Company’s named executive officers	26,551,730	786,789	1,731,512	3,684,512
This advisory vote on the compensation of the Company’s named executive officers received the approval of over 97% of the stockholders voting for and against this item.

	One Year	Two Years	Three Years	Votes Abstain	Broker Non-Votes
3. Advisory vote on the frequency of the advisory votes on the compensation of the Company’s named executive officers	28,717,385	4,021	329,464	19,161	3,684,512

In light of the results of this advisory vote and upon the recommendation of the Board of Directors, the Company will hold, to the extent required, an advisory vote on the compensation of the Company’s named executive officers annually until the next required vote on the frequency of such advisory votes.

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
4. Ratification of appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2023	31,906,214	828,381	19,948	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LENNOX INTERNATIONAL INC.

Date: May 19, 2023

By:	/s/ Monica M. Brown
Name:	Monica M. Brown
Title:	Assistant Secretary